--------------------------------------------
                         Annual Report October 31, 1997
                  --------------------------------------------

                                   OPPENHEIMER

                                   Disciplined
                                   Value Fund

                               [GRAPHIC OMITTED]

                                     [LOGO]
                              OppenheimerFunds(SM)
                            THE RIGHT WAY TO INVEST

Contents

 3 President's Letter

 4 Fund Performance

 6 An Interview with the Fund's Managers

 9 Statement of Investments

14 Statement of Assets & Liabilities

16 Statement of Operations

17 Statements of Changes in Net Assets

18 Financial Highlights

20 Notes to Financial Statements

25 Independent Auditors' Report

26 Federal Income Tax Information

27 Officers & Directors

28 Information & Services

--------------------------------------------------------------------------------

Report highlights
--------------------------------------------------------------------------------

o The Fund's discipline is to find undervalued stocks issued by companies that have reported better-than-expected earnings.

o 4-Star Ranking: Morningstar Mutual Funds gave the Fund's Class A shares a four-star overall ranking for the combined 3-, 5- and 10-year periods ended September 30, 1997.(1)

o Technology, financial and energy stocks led the Fund's strong performance during the past year.

---------------------------------------
Avg Annual Total Returns
---------------------------------------

For the 1-year period ended 10/31/97
without sales charges(2)

Class A
---------------------------------------
27.60%
---------------------------------------

Class B
---------------------------------------
26.61%
---------------------------------------

Class C
---------------------------------------
26.64%
---------------------------------------

Class Y
(Since inception on 12/16/96)
---------------------------------------
23.62%
---------------------------------------

Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

Prior to March 1, 1996, the Fund had a different investment advisor. However, the prior portfolio management team is now employed by OppenheimerFunds, Inc., the current advisor.

1. Source: Morningstar, Inc. 9/30/97. Morningstar ranks mutual funds in broad investment classes, based on risk-adjusted returns after considering sales charges and expenses. Return and risk are measured as performance above and below 90-day U.S. Treasury bill returns, respectively. Current star rankings are based on the weighted average of 3-, 5- and 10-year (if applicable) rankings for a fund or class and are subject to change monthly. Top 10%: 5 stars. Next 22.5%:
4 stars. Middle 35%: 3 stars. Next 22.5%: 2 stars. Bottom 10%: 1 star. The Fund is ranked 4 stars (3-year), 4 stars (5-year) and 4 stars (10-year), weighted 20%/30%/50%, respectively.

2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

--------------------------------------------------------------------------------


                      2 Oppenheimer Disciplined Value Fund

Dear shareholder,
--------------------------------------------------------------------------------

[PHOTO OMITTED]

Bridget A. Macaskill
President
Oppenheimer Disciplined Value Fund

As you are no doubt aware, during the end of October and early November many stock markets around the world recorded their all-time largest point declines, followed by subsequent gains and continued volatility, leaving investors uncertain about what would occur next.

      To put those events in focus, let's look at a "snapshot" of the two-week time period. Sharp declines in the overseas stock markets, particularly in Asia, triggered a series of sell-offs throughout Europe, Latin America and the United States. In response, the U.S. stock market, as measured by the Dow Jones Industrial Average, dropped 554 points on October 27, its largest point decline in history. However, almost as quickly, the U.S. stock market bounced back over the succeeding few days, regaining nearly all of its losses.

      While no one could have predicted the timing or extent of these fluctuations, many analysts, including our fund managers here at OppenheimerFunds, had warned of a correction for several months. We believed that U.S. valuations were too high, stocks were expensive relative to bonds, recent corporate earnings were somewhat disappointing and that Federal Reserve Chairman Alan Greenspan could possibly seek a short-term interest rate hike. While only one short-term interest rate hike occurred in March of 1997, the other factors have held true.

      We'd like to take this opportunity to remind shareholders that stock market volatility is a normal and expected part of the business cycle. As Alan Greenspan suggested, in years to come this period will likely be remembered as a positive change for a market that was growing too quickly.

      For frequent market updates, please visit our website at www.oppenheimerfunds.com or call 1-800-835-3104 to listen to our recorded messages. In the meantime, thank you for your confidence in OppenheimerFunds, The Right Way to Invest. We look forward to helping you reach your investment goals in the future.

Sincerely,


/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 21, 1997


                      3 Oppenheimer Disciplined Value Fund

---------------------------------------
 Avg Annual Total Returns
---------------------------------------
For the Period Ended 9/30/97(1)

Class A

 1 year  5 year  10 year
---------------------------------------
 28.48%  20.45%  14.29%
---------------------------------------

Class B

                 Since
 1 year  5 year  Inception
---------------------------------------
 30.23%  N/A     24.16%
---------------------------------------

Class C

                 Since
 1 year  5 year  Inception
---------------------------------------
 34.29%  N/A     26.57%
---------------------------------------

Class Y

                 Since
 1 year  5 year  Inception
---------------------------------------
 N/A     N/A     29.18%
---------------------------------------

---------------------------------------
 Cumulative Total Return
---------------------------------------
For the Period Ended 9/30/97(1)

Class A
 5 year
---------------------------------------
 153.55%      $25,355(3)
---------------------------------------

Performance update
--------------------------------------------------------------------------------

Oppenheimer Disciplined Value Fund had a strong year. In fact, for the one-year period ended October 31, 1997 the Fund's Class A shares earned an average annual total return of 27.60%, without deducting sales charges.(2) In this Fund, we look for undervalued stocks issued by companies that have reported better-than-expected earnings. We believe that over time, this consistently applied value-oriented discipline keeps us very competitive.

Growth of $10,000
Over five years
(without sales charges)(3)

                               [GRAPHIC OMITTED]

[The following table was represented as a mountain graph in the printed materials.]

                                                                     Oppenheimer Disciplined Value Fund
                         S&P 500 Index                                          Class A shares

          Q1           Q2          Q3           Q4               Q1           Q2          Q3           Q4
        ----------   ----------  ----------   ----------       ----------   ----------  ----------   ----------
92              --           --  $10,000.00   $10,503.49               --           --  $10,000.00   $11,047.49
93      $10,962.18   $11,015.56  $11,300.19   $11,562.18       $11,934.42   $12,345.74  $13,173.00   $13,357.70
94      $11,123.73   $11,170.54  $11,716.76   $11,714.92       $13,048.92   $12,793.45  $13,447.41   $13,270.46
95      $12,855.55   $14,082.83  $15,201.88   $16,117.14       $14,438.63   $15,663.32  $16,995.05   $18,100.70
96      $16,982.24   $17,744.34  $18,292.75   $19,817.63       $18,963.12   $19,201.21  $19,734.85   $21,427.29
97      $20,348.94   $23,901.45  $25,692.41           --       $21,471.42   $24,374.78  $26,902.75           --

1. Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class A shares were first publicly offered on 9/16/85. The Fund's maximum sales charge for Class A shares was lower prior to 3/18/96, so actual performance may have been higher. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception on 10/2/95). Class C returns for the one-year period include the contingent deferred sales charge of 1%. Class C shares have an inception date of 5/1/96. Class Y shares were first publicly offered on 12/16/96 and are not available for sale to individual shareholders. An explanation of the different performance calculations is contained in the Fund's prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge.
2. Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.


                      4 Oppenheimer Disciplined Value Fund

Sector Weightings(4)

[PIE CHART OMITTED]

o Financial                  22.4%
o Industrial                 15.7
o Technology                 14.9
o Energy                     13.9
o Consumer Cyclicals         13.1
o Utilities                   7.0
o Consumer Non-Cyclicals      6.6
o Basic Materials             6.4

Portfolio review
--------------------------------------------------------------------------------

Oppenheimer Disciplined Value Fund is for investors looking for solid growth opportunities over time.

What We Look For

o Companies that are undervalued, with lower price/earnings ratios than the market average (S&P 500).
o The potential for better-than-expected earnings.
o Solid, well-established companies that have been overlooked by the market.

Top 10 Stock Holdings(4)
-----------------------------------------------------------
 Columbia Gas System, Inc.                             3.2%
-----------------------------------------------------------
 Storage Technology Corp. (New)                        2.3
-----------------------------------------------------------
 Chevron Corp.                                         2.1
-----------------------------------------------------------
 Diamond Offshore Drilling, Inc.                       2.1
-----------------------------------------------------------
 IBM Corp.                                             1.9
-----------------------------------------------------------
 Amoco Corp.                                           1.9
-----------------------------------------------------------
 Tidewater, Inc.                                       1.8
-----------------------------------------------------------
 First Union Corp.                                     1.8
-----------------------------------------------------------
 Travelers Group, Inc.                                 1.8
-----------------------------------------------------------
 Fort James Corp.                                      1.7
-----------------------------------------------------------

3. Results of a hypothetical $10,000 investment in Class A shares on September 30, 1992. The Standard & Poor's 500 Index is a broad-based unmanaged stock index including daily reinvestment of dividends, and cannot be purchased directly by investors.
4. Portfolio is subject to change. Percentages are as of October 31, 1997 and are based on total market value of stock holdings.


                      5 Oppenheimer Disciplined Value Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

How has the Fund performed over the past twelve months?

Oppenheimer Disciplined Value Fund had a strong year. For the one-year period ended October 31, 1997, the average annual total return, without deducting sales charges, for the Fund's Class A shares was 27.60%.(1) Our discipline is to find undervalued stocks issued by companies that have reported better-than-expected earnings. Over long periods of time, we believe this consistently applied value-oriented discipline keeps us very competitive.

-----------------------
"History has
shown that
buying a stock
after a positive
earnings surprise
often adds value
to the portfolio."

How do you find undervalued stocks with
better-than-expected earnings?

We screen for companies that have below-average price/earnings (P/E) ratios and better-than-expected earnings reports (positive earnings surprise). A low P/E ratio is often an indicator that a stock may be under valued. A positive earnings surprise happens when a company reports earnings which are better than the consensus of Wall Street analysts' predictions. History has shown that buying stocks with better-than-expected earnings usually adds value to a portfolio. In addition, one positive earnings surprise can often be followed by another, and another, with an accompanying series of rising estimates by analysts. This tends to make for good stock price performance.

What industry sectors performed positively for the Fund over the past twelve months?

The best sectors were technology, finance and energy. In technology, companies involved in some way with the personal computer industry performed very well. One example would be Compaq Computer, which has been

1. Includes changes in net asset value without deducting any sales charges.
Such performance would have been lower if sales charges were taken into account.


                      6 Oppenheimer Disciplined Value Fund

[PHOTO OMITTED]

Portfolio Management
Team (l to r)
Kenneth White
Peter Antos
(Fund Manager)
Michael Strathearn

quickly increasing market share, as well as expanding the percentage of its high-end business. Although technology as a group had a very strong year, they lost some ground in October when some larger companies reported disappointing earnings. Still, the twelve-month period ending October 31 proved surprisingly strong for many technology companies.

      In financial services, Traveler's, the insurance and stock brokerage conglomerate, has done extremely well over the past year. The company, which owns Smith Barney, purchased Salomon Brothers, the Wall Street investment banking firm, this year. Many Wall Street analysts anticipate that Traveler's CEO, Sandy Weill, can improve the profitability of the company by combining Salomon's international presence with Smith Barney's retail distribution network. Indeed, Mr. Weill has a long track record of buying companies and making them more efficient. At the same time, the fundamentals for Traveler's itself have been improving. The bull market for stocks has benefited Smith Barney, and the strong U.S. economy has strengthened the company's consumer lending and insurance divisions.

      In energy, Chevron, a worldwide oil company, continued to report better-than-expected earnings. In addition to benefiting from rising energy prices, the energy giant has increasingly emphasized more profitable activities, while simultaneously cutting costs.


                      7 Oppenheimer Disciplined Value Fund

An interview with your Fund's managers
--------------------------------------------------------------------------------

The portfolio also holds several oil service companies that provide offshore services for Chevron and other major oil companies, who are making very large new discoveries in oil and natural gas. At the same time, the industry's capacity has been reduced dramatically after 15 years of downsizing and consolidation within the oil service industry, plus a general decline in prices that started in 1981. That reduced capacity, in conjunction with the rising demand, is causing revenues to escalate very rapidly.

---------------------------------------
"We are always
seeking out and
finding candidates that meet our
criteria of better-than-expected
earnings at
bargain prices."

Did you experience any major disappointments this year?

The most disappointing sector was utilities, though we didn't have a big weighting there. In the electric utility industry, earnings growth has been slower than most other sectors of the stock market, which has made them unattractive. In addition to sluggish earnings, the specter of deregulation in the electric utility industry has caused a high level of uncertainty.

What is your outlook on the portfolio?

In almost every market environment, there are undervalued companies with earnings that are exceeding expectations. We operate our discipline the same way, day in and day out, no matter what the market does, and we're always seeking out and finding candidates that meet our criteria of better-than-expected earnings at bargain prices. We believe this discipline will continue to produce good investment performance over time.


                      8 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Statement of Investments October 31, 1997
--------------------------------------------------------------------------------

                                                                    Market Value
                                                      Shares        See Note 1
================================================================================
Common Stocks--88.0%
--------------------------------------------------------------------------------
Basic Materials--5.6%
--------------------------------------------------------------------------------
Chemicals--2.3%
Du Pont (E.I.) De Nemours & Co.                          96,600       $5,494,125
--------------------------------------------------------------------------------
Lubrizol Corp. (The)                                     43,400        1,670,900
--------------------------------------------------------------------------------
Nalco Chemical Co.                                       59,200        2,368,000
--------------------------------------------------------------------------------
Rohm & Haas Co.                                          39,000        3,249,187
                                                                     -----------
                                                                      12,782,212

--------------------------------------------------------------------------------
Metals--0.7%
Allegheny Teledyne, Inc.                                124,900        3,286,431
--------------------------------------------------------------------------------
Oregon Steel Mills, Inc.                                 29,100          612,919
                                                                     -----------
                                                                       3,899,350

--------------------------------------------------------------------------------
Paper--2.6%
Fort James Corp.                                        209,362        8,309,054
--------------------------------------------------------------------------------
International Paper Co.                                  92,600        4,167,000
--------------------------------------------------------------------------------
Westvaco Corp.                                           64,500        2,116,406
                                                                     -----------
                                                                      14,592,460

--------------------------------------------------------------------------------
Consumer Cyclicals--10.4%
--------------------------------------------------------------------------------
Autos & Housing--2.6%
Ford Motor Co.                                           73,100        3,193,556
--------------------------------------------------------------------------------
Goodyear Tire & Rubber Co.                              117,700        7,370,962
--------------------------------------------------------------------------------
Lear Corp.(1)                                            77,100        3,705,619
                                                                     -----------
                                                                      14,270,137

--------------------------------------------------------------------------------
Leisure & Entertainment--2.9%
Alaska Air Group, Inc.(1)                               100,700        3,360,862
--------------------------------------------------------------------------------
America West Holdings Corp., Cl. B(1)                   181,600        2,689,950
--------------------------------------------------------------------------------
AMR Corp.(1)                                             54,900        6,392,419
--------------------------------------------------------------------------------
UAL Corp.(1)                                             42,000        3,680,250
                                                                     -----------
                                                                      16,123,481

--------------------------------------------------------------------------------
Media--0.7%
McGraw-Hill, Inc.                                        57,000        3,726,375
--------------------------------------------------------------------------------
Retail: General--3.5%
Dayton Hudson Corp.                                      65,800        4,133,062
--------------------------------------------------------------------------------
Federated Department Stores, Inc.(1)                     41,200        1,812,800
--------------------------------------------------------------------------------
May Department Stores Cos.                               61,500        3,313,312
--------------------------------------------------------------------------------
Penney (J.C.) Co., Inc.                                 134,200        7,875,862
--------------------------------------------------------------------------------
VF Corp.                                                 27,500        2,457,812
                                                                     -----------
                                                                      19,592,848


                      9 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                      Shares        See Note 1
--------------------------------------------------------------------------------
Retail: Specialty--0.7%
Brylane, Inc.(1)                                         19,300         $838,344
--------------------------------------------------------------------------------
Payless ShoeSource, Inc.(1)                              52,700        2,938,025
                                                                     -----------
                                                                       3,776,369

 -------------------------------------------------------------------------------
Consumer Non-Cyclicals--5.9%
--------------------------------------------------------------------------------
Food--2.6%
American Stores Co.                                     271,900        6,984,431
--------------------------------------------------------------------------------
Kroger Co.(1)                                            63,500        2,071,687
--------------------------------------------------------------------------------
Safeway, Inc.(1)                                         90,800        5,277,750
                                                                     -----------
                                                                      14,333,868

--------------------------------------------------------------------------------
Healthcare/Supplies & Services--1.9%
Tenet Healthcare Corp.(1)                               215,470        6,585,302
--------------------------------------------------------------------------------
WellPoint Health Networks, Inc.(1)                       81,700        3,737,775
                                                                     -----------
                                                                      10,323,077

--------------------------------------------------------------------------------
Household Goods--1.4%
Premark International, Inc.                             283,500        7,672,219
--------------------------------------------------------------------------------
Energy--12.3%
--------------------------------------------------------------------------------
Energy Services & Producers--5.6%
Diamond Offshore Drilling, Inc.                         163,100       10,152,975
--------------------------------------------------------------------------------
Global Marine, Inc.(1)                                  211,300        6,576,712
--------------------------------------------------------------------------------
Oryx Energy Co.(1)                                      193,200        5,325,075
--------------------------------------------------------------------------------
Tidewater, Inc.                                         137,100        9,005,756
                                                                     -----------
                                                                      31,060,518

--------------------------------------------------------------------------------
Oil-Integrated--6.7%
Amoco Corp.                                              99,900        9,159,581
--------------------------------------------------------------------------------
Chevron Corp.                                           126,700       10,508,181
--------------------------------------------------------------------------------
Exxon Corp.                                              43,600        2,678,675
--------------------------------------------------------------------------------
Mobil Corp.                                              98,800        7,193,875
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                              273,800        7,632,175
                                                                     -----------
                                                                      37,172,487

--------------------------------------------------------------------------------
Financial--20.9%
--------------------------------------------------------------------------------
Banks--7.4%
Bank of New York Co., Inc. (The)                         95,000        4,470,937
--------------------------------------------------------------------------------
BankAmerica Corp.                                       104,400        7,464,600
--------------------------------------------------------------------------------
BankBoston Corp.                                         58,600        4,750,262
--------------------------------------------------------------------------------
Comerica, Inc.                                           33,500        2,648,594
--------------------------------------------------------------------------------
First Union Corp.                                       179,500        8,806,719
--------------------------------------------------------------------------------
NationsBank Corp.                                        46,500        2,784,187


                     10 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Market Value
                                                      Shares        See Note 1
--------------------------------------------------------------------------------
Banks (continued)
Norwest Corp.                                             73,000      $2,340,563
--------------------------------------------------------------------------------
Wells Fargo & Co.                                         27,400       7,983,675
                                                                     -----------
                                                                      41,249,537

--------------------------------------------------------------------------------
Diversified Financial--5.6%
American Express Co.                                      50,000       3,900,000
--------------------------------------------------------------------------------
Crescent Real Estate Equities, Inc.                      180,600       6,501,600
--------------------------------------------------------------------------------
Money Store, Inc. (The)                                   79,000       2,241,625
--------------------------------------------------------------------------------
Morgan Stanley, Dean Witter, Discover & Co.               83,100       4,071,900
--------------------------------------------------------------------------------
Salomon, Inc.                                             75,900       5,896,481
--------------------------------------------------------------------------------
Travelers Group, Inc.                                    123,700       8,659,000
                                                                     -----------
                                                                      31,270,606

--------------------------------------------------------------------------------
Insurance--7.9%
AFLAC, Inc.                                               59,800       3,042,325
--------------------------------------------------------------------------------
Allstate Corp.                                            27,100       2,247,606
--------------------------------------------------------------------------------
Chubb Corp.                                               60,300       3,994,875
--------------------------------------------------------------------------------
Conseco, Inc.                                            176,800       7,712,900
--------------------------------------------------------------------------------
Equitable Cos., Inc.                                     129,800       5,346,138
--------------------------------------------------------------------------------
Jefferson-Pilot Corp.                                     32,825       2,537,783
--------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                               70,000       4,970,000
--------------------------------------------------------------------------------
MBIA, Inc.                                                67,000       4,003,250
--------------------------------------------------------------------------------
Torchmark Corp.                                          176,300       7,029,963
--------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. A                  83,800       3,027,275
                                                                     -----------
                                                                      43,912,115

--------------------------------------------------------------------------------
Industrial--13.8%
--------------------------------------------------------------------------------
Electrical Equipment--1.3%
AMP, Inc.                                                100,300       4,513,500
--------------------------------------------------------------------------------
Hubbell, Inc., Cl. B                                      61,994       2,731,611
                                                                     -----------
                                                                       7,245,111

--------------------------------------------------------------------------------
Industrial Services--0.5%
Viad Corp.                                               152,600       2,784,950
--------------------------------------------------------------------------------
Manufacturing--10.9%
Aeroquip-Vickers, Inc.                                    79,000       4,112,938
--------------------------------------------------------------------------------
AGCO Corp.                                               190,500       5,524,500
--------------------------------------------------------------------------------
Case Corp.                                               124,400       7,440,675
--------------------------------------------------------------------------------
Deere & Co.                                              157,300       8,277,913
--------------------------------------------------------------------------------
Dover Corp.                                               41,500       2,801,250
--------------------------------------------------------------------------------
Harsco Corp.                                              46,000       1,909,000
--------------------------------------------------------------------------------
Ingersoll-Rand Co.                                       152,100       5,922,394


                     11 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Statement of Investments (Continued)
--------------------------------------------------------------------------------

                                                                    Market Value
                                                      Shares        See Note 1
--------------------------------------------------------------------------------
Manufacturing (continued)
PACCAR, Inc.                                              80,600      $3,632,038
--------------------------------------------------------------------------------
Parker-Hannifin Corp.                                    151,200       6,322,050
--------------------------------------------------------------------------------
Textron, Inc.                                            130,900       7,567,656
--------------------------------------------------------------------------------
U.S. Industries, Inc.                                    275,100       7,393,313
                                                                     -----------
                                                                      60,903,727

--------------------------------------------------------------------------------
Transportation--1.1%
Burlington Northern Santa Fe Corp.                        63,700       6,051,500
--------------------------------------------------------------------------------
Technology--13.1%
--------------------------------------------------------------------------------
Aerospace/Defense--2.3%
General Dynamics Corp.                                    26,700       2,167,706
--------------------------------------------------------------------------------
Lockheed Martin Corp.                                     35,071       3,333,937
--------------------------------------------------------------------------------
Raytheon Co.                                              60,000       3,255,000
--------------------------------------------------------------------------------
TRW, Inc.                                                 70,600       4,041,850
                                                                     -----------
                                                                      12,798,493

--------------------------------------------------------------------------------
Computer Hardware--8.1%
CHS Electronics, Inc.(1)                                  49,350       1,205,991
--------------------------------------------------------------------------------
Compaq Computer Corp.(1)                                 121,650       7,755,188
--------------------------------------------------------------------------------
International Business Machines Corp.                     94,000       9,217,875
--------------------------------------------------------------------------------
Lexmark International Group, Inc., Cl. A(1)               38,700       1,182,769
--------------------------------------------------------------------------------
Pitney Bowes, Inc.                                        54,500       4,322,531
--------------------------------------------------------------------------------
Quantum Corp.(1)                                         182,500       5,771,563
--------------------------------------------------------------------------------
Storage Technology Corp. (New)(1)                        187,800      11,021,513
--------------------------------------------------------------------------------
Xerox Corp.                                               57,000       4,520,813
                                                                     -----------
                                                                      44,998,243

--------------------------------------------------------------------------------
Computer Software/Services--0.4%
Electronic Data Systems Corp.                             58,000       2,243,875
--------------------------------------------------------------------------------
Electronics--2.2%
National Semiconductor Corp.(1)                          121,300       4,366,800
--------------------------------------------------------------------------------
Philips Electronics NV, NY Shares                         57,400       4,498,725
--------------------------------------------------------------------------------
SCI Systems, Inc.(1)                                      73,200       3,220,800
                                                                     -----------
                                                                      12,086,325

--------------------------------------------------------------------------------
Telecommunications/Technology--0.1%
AT&T Corp.                                                16,900         827,044
--------------------------------------------------------------------------------
Utilities--6.1%
--------------------------------------------------------------------------------
Electric Utilities--0.6%
FPL Group, Inc.                                           39,800       2,057,163
--------------------------------------------------------------------------------
NIPSCO Industries, Inc.                                   25,500       1,120,406
                                                                     -----------
                                                                       3,177,569


                     12 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    Market Value
                                                      Shares        See Note 1
--------------------------------------------------------------------------------
Gas Utilities--2.8%
Columbia Gas System, Inc.                                215,800     $15,591,550
--------------------------------------------------------------------------------
Telephone Utilities--2.7%
Ameritech Corp.                                           28,000       1,820,000
--------------------------------------------------------------------------------
Bell Atlantic Corp.                                       67,500       5,391,563
--------------------------------------------------------------------------------
Frontier Corp.                                           126,400       2,733,400
--------------------------------------------------------------------------------
US West Communications Group                             133,700       5,322,931
                                                                    ------------
                                                                      15,267,894
                                                                    ------------
Total Common Stocks (Cost $401,026,732)                              489,733,940

                                                      Face
                                                      Amount
================================================================================
Short-Term Notes--7.2%
--------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp.:
5.50%, 11/10/97(2)                                   $10,000,000       9,986,250
5.46%, 11/14/97(2)                                    10,000,000       9,980,284
5.47%, 11/7/97(2)                                     10,000,000       9,990,883
--------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.46%, 11/4/97(2)    10,000,000       9,995,454
                                                                    ------------
Total U.S. Government Obligations (Cost $39,952,871)                  39,952,871

================================================================================
Repurchase Agreements--3.0%
--------------------------------------------------------------------------------
Repurchase agreement with Zion First
National Bank, 5.68%, dated 10/31/97, to be
repurchased at $16,507,810 on 11/3/97,
collateralized by U.S. Treasury Nts.,
5.125%-6%, 2/28/98-11/15/98,
with a value of $16,863,612 (Cost $16,500,000)        16,500,000      16,500,000
--------------------------------------------------------------------------------
Total Investments, at Value (Cost $457,479,603)             98.2%    546,186,811
--------------------------------------------------------------------------------
Other Assets Net of Liabilities                              1.8      10,150,181
                                                    ------------    ------------
Net Assets                                                 100.0%   $556,336,992
                                                    ============    ============

1. Non-income producing security.
2. Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase. See accompanying Notes to Financial Statements.


                     13 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Statement of Assets and Liabilities  October 31, 1997
--------------------------------------------------------------------------------

================================================================================
Assets
Investments, at value (cost $457,479,603)--see
accompanying statement                                              $546,186,811
--------------------------------------------------------------------------------
Cash                                                                      97,315
--------------------------------------------------------------------------------
Receivables:
Investments sold                                                      14,028,734
Shares of capital stock sold                                           1,578,469
Interest and dividends                                                   697,331
--------------------------------------------------------------------------------
Other                                                                      6,352
                                                                    ------------
Total assets                                                         562,595,012

================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                  5,475,009
Shares of capital stock redeemed                                         358,893
Distribution and service plan fees                                        99,450
Directors' fees--Note 1                                                   62,264
Transfer and shareholder servicing agent fees                             48,636
Other                                                                    213,768
                                                                    ------------
Total liabilities                                                      6,258,020

================================================================================
Net Assets                                                          $556,336,992
                                                                    ============

================================================================================
Composition of Net Assets
Par value of shares of capital stock                                $     23,863
--------------------------------------------------------------------------------
Additional paid-in capital                                           397,103,823
--------------------------------------------------------------------------------
Undistributed net investment income                                    2,934,887
--------------------------------------------------------------------------------
Accumulated net realized gain on investment transactions              67,567,211
--------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                    88,707,208
                                                                    ------------
Net assets                                                          $556,336,992
                                                                    ============


                     14 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share
(based on net assets of $371,809,526 and 15,948,062
shares of capital stock outstanding)                                      $23.31
Maximum offering price per share (net asset value plus
sales charge of 5.75% of offering price)                                  $24.73

--------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price per
share (based on net assets of $83,290,683 and 3,572,324
shares of capital stock outstanding)                                      $23.32

--------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable
contingent deferred sales charge) and offering price
per share (based on net assets of $10,243,102 and
444,018 shares of capital stock outstanding)                              $23.07

--------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering
price per share (based on net assets of $90,993,681
and 3,898,705 shares of capital stock outstanding)                        $23.34

See accompanying Notes to Financial Statements.


                     15 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Statement of Operations For the Year Ended October 31, 1997
--------------------------------------------------------------------------------

================================================================================
Investment Income
Dividends (net of foreign withholding taxes of $1,499)               $4,898,669
--------------------------------------------------------------------------------
Interest                                                              1,658,497
                                                                    ------------
Total income                                                          6,557,166

================================================================================
Expenses
Management fees--Note 4                                               1,850,924
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:
Class A                                                                 531,007
Class B                                                                 298,040
Class C                                                                  44,504
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4
Class A                                                                 299,864
Class B                                                                  34,197
Class C                                                                   5,436
Class Y                                                                  13,124
--------------------------------------------------------------------------------
Shareholder reports                                                     160,889
--------------------------------------------------------------------------------
Registration and filing fees:
Class A                                                                  34,531
Class B                                                                  19,550
Class C                                                                   2,315
Class Y                                                                  20,407
--------------------------------------------------------------------------------
Legal and auditing fees                                                  62,274
--------------------------------------------------------------------------------
Directors' fees and expenses--Note 1                                     61,101
--------------------------------------------------------------------------------
Accounting service fees--Note 4                                          15,000
--------------------------------------------------------------------------------
Insurance expenses                                                        8,342
--------------------------------------------------------------------------------
Other                                                                    21,355
                                                                    ------------
Total expenses                                                        3,482,860

================================================================================
Net Investment Income                                                 3,074,306

================================================================================
Realized and Unrealized Gain (Loss)
Net realized gain on investments                                     67,704,492
--------------------------------------------------------------------------------
Net change in unrealized appreciation or
depreciation on investments                                         (16,812,534)
                                                                    ------------
Net realized and unrealized gain                                     50,891,958

================================================================================
Net Increase in Net Assets Resulting from Operations                $53,966,264
                                                                    ============

See accompanying Notes to Financial Statements.


                     16 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                           Year Ended October 31,
                                                            1997            1996
=====================================================================================
Operations
Net investment income                                  $   3,074,306   $   1,149,629
-------------------------------------------------------------------------------------
Net realized gain                                         67,704,492      13,385,207
-------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation    (16,812,534)        665,122
                                                       -------------   -------------
Net increase in net assets resulting from operations      53,966,264      15,199,958

=====================================================================================
Dividends and Distributions to Shareholders
Dividends from net investment income:
Class A                                                     (641,547)       (669,566)
Class B                                                      (12,589)        (11,039)
Class C                                                       (1,655)         (1,428)
Class Y                                                           (3)             --
-------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                  (12,873,125)       (841,952)
Class B                                                     (496,006)        (19,962)
Class C                                                      (63,782)         (1,789)
Class Y                                                          (69)             --

=====================================================================================
Capital Stock Transactions
Net increase in net assets resulting from
capital stock transactions--Note 2:
Class A                                                  164,714,499      49,316,623
Class B                                                   75,670,149       4,851,609
Class C                                                    8,998,996         696,522
Class Y                                                   79,722,352              --

=====================================================================================
Net Assets
Total increase                                           368,983,484      68,518,976
-------------------------------------------------------------------------------------
Beginning of period                                      187,353,508     118,834,532
                                                       -------------   -------------
End of period (including undistributed
net investment income of $2,934,887 and
$479,425, respectively)                                $ 556,336,992   $ 187,353,508
                                                       =============   =============

See accompanying Notes to Financial Statements.


                     17 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

                                                                     Class A
                                                                     ---------------------------------------------------------------

                                                                     Year Ended October 31,              Year Ended December 31,
                                                                     1997             1996(4)             1995             1994
------------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data:
Net asset value, beginning of period                                $19.65             $17.84              $14.20           $15.14
------------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                  .23(5)             .15                 .25              .22
Net realized and unrealized gain (loss)                               4.91(5)            1.88                4.88             (.32)
                                                             -------------      -------------       -------------    -------------
Total income (loss) from investment operations                        5.14               2.03                5.13             (.10)
------------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:
Dividends from net investment income                                  (.07)              (.10)               (.25)            (.22)
Distributions from net realized gain                                 (1.41)              (.12)              (1.24)            (.62)
                                                             -------------      -------------       -------------    -------------
Total dividends and distributions to shareholders                    (1.48)              (.22)              (1.49)            (.84)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                      $23.31             $19.65              $17.84           $14.20
                                                             =============      =============       =============    =============

====================================================================================================================================
Total Return, at Net Asset Value(6)                                  27.60%             11.41%              36.40%           (0.65)%

====================================================================================================================================
Ratios/Supplemental Data:
Net assets, end of period (in thousands)                          $371,810           $180,784            $118,118          $78,390
------------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                                 $234,314           $135,940             $98,063          $71,956
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:
Net investment income                                                 1.05%              1.01%(7)            1.53%            1.50%
Expenses                                                              1.07%              1.13%(7)            1.22%            1.02%
------------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate(8)                                           103.1%              73.9%               69.7%            98.5%
Average brokerage commission rate(9)                               $0.0700            $0.0697                  --               --

1. For the period from December 16, 1996 (inception of offering) to October 31, 1997.
2. For the period from May 1, 1996 (inception of offering) to October 31, 1996.
3. For the period from October 2, 1995 (inception of offering) to December 31, 1995.
4. For the ten months ended October 31, 1996. The Fund changed its fiscal year end from December 31 to October 31. On March 18, 1996, OppenheimerFunds, Inc. became the investment advisor to the Fund.
5. Per share amounts calculated based on the average shares outstanding during the period.
6. Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.


                     18 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                Class B                                           Class C                         Class Y
-------------------------       --------------------------------------------      ---------------------------     -------------
                                                                Period Ended                                      Period Ended
                                Year Ended October 31,          December 31,      Year Ended October 31,          October 31,
    1993           1992          1997           1996(4)         1995(3)           1997           1996(2)          1997(1)
===============================================================================================================================
    $14.20        $14.40        $19.77          $18.08           $17.83           $19.57          $18.79           $20.31
-------------------------------------------------------------------------------------------------------------------------------
       .30           .26           .09(5)          .05              .02              .10(5)          .06              .31(5)
      2.64          1.44          4.91(5)         1.83             1.40             4.85(5)          .94             4.20(5)
----------    ----------    ----------      ----------       ----------       ----------      ----------       ----------
      2.94          1.70          5.00            1.88             1.42             4.95            1.00             4.51
-------------------------------------------------------------------------------------------------------------------------------
      (.30)         (.26)         (.04)           (.07)            (.02)            (.04)           (.10)            (.07)
     (1.70)        (1.64)        (1.41)           (.12)           (1.15)           (1.41)           (.12)           (1.41)
----------    ----------    ----------      ----------       ----------       ----------      ----------       ----------
     (2.00)        (1.90)        (1.45)           (.19)           (1.17)           (1.45)           (.22)           (1.48)
-------------------------------------------------------------------------------------------------------------------------------
    $15.14        $14.20        $23.32          $19.77           $18.08           $23.07          $19.57           $23.34
==========    ==========    ==========      ==========       ==========       ==========      ==========       ==========

===============================================================================================================================
     20.91%        11.99%        26.61%          10.43%            8.04%           26.64%           5.35%           23.62%

===============================================================================================================================
   $64,495       $45,600       $83,291          $5,854             $717          $10,243            $715          $90,994
-------------------------------------------------------------------------------------------------------------------------------
   $54,682       $42,432       $30,019          $2,903             $306           $4,477            $342          $51,775
-------------------------------------------------------------------------------------------------------------------------------

      1.95%         1.74%         0.22%           0.22%(7)         0.21%(7)         0.17%           0.04%(7)         1.21%(7)
      1.05%         1.12%         1.84%           1.88%(7)         1.97%(7)         1.86%           1.87%(7)         0.78%(7)
-------------------------------------------------------------------------------------------------------------------------------
      99.7%        141.7%        103.1%           73.9%            69.7%           103.1%           73.9%           103.1%
        --            --       $0.0700         $0.0697               --          $0.0700         $0.0697          $0.0700

7. Annualized.
8. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1997 were $378,742,662 and $293,562,259, respectively.
9. Total brokerage commissions paid on applicable purchases and sales of portfolio securities for the period, divided by the total number of related shares purchased and sold.
See accompanying Notes to Financial Statements.


                     19 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------

================================================================================
1. Significant Accounting Policies

Oppenheimer Disciplined Value Fund (the Fund), a series of Oppenheimer Series Fund, Inc. (the Company), is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation by investing primarily in common stocks with low price-earnings ratios and better-than-anticipated earnings. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distri bution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

-------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Directors. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Directors to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount.

--------------------------------------------------------------------------------
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, and Gains and Losses. Income, expenses (other than those attributable to a specific class) and gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.


                     20 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
Directors' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent directors. Benefits are based on years of service and fees paid to each director during the years of service. During the year ended October 31, 1997, a provision of $57,489 was made for the Fund's projected benefit obligations and payments of $3,016 were made to retired directors, resulting in an accumulated liability of $62,449.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.

--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

          The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1997, amounts have been reclassified to reflect an increase in undistributed net investment income of $36,950. Additional paid-in capital was decreased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                     21 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
2. Shares of Capital Stock

The Fund has authorized 500 million of $0.001 par value shares of capital stock. Transactions in shares of capital stock were as follows:

                                                          Year Ended October 31, 1997(2)           Period Ended October 31, 1996(1)
                                                          ------------------------------           --------------------------------
                                                          Shares             Amount                Shares             Amount
------------------------------------------------------------------------------------------------------------------------------------
Class A:
Sold                                                     3,692,585          $  80,366,467           3,132,678          $ 59,597,763
Dividends and distributions
reinvested                                                 682,565             13,378,298              79,955             1,491,345
Issued in connection with the
acquisition of Oppenheimer
Value Stock Fund--Note 6                                 7,652,373            178,988,994                  --                    --
Redeemed                                                (5,280,662)          (108,019,260)           (630,553)          (11,772,485)
                                                    --------------         --------------      --------------        --------------
Net increase                                             6,746,861          $ 164,714,499           2,582,080          $ 49,316,623
                                                    ==============         ==============      ==============        ==============

------------------------------------------------------------------------------------------------------------------------------------
Class B:
Sold                                                     1,144,402          $  25,787,163             261,924          $  4,955,930
Dividends and distributions
reinvested                                                  25,026                494,015               1,535                28,899
Issued in connection with the
acquisition of Oppenheimer
Value Stock Fund--Note 6                                 2,351,076             55,109,219                  --                    --
Redeemed                                                  (244,280)            (5,720,248)             (6,999)             (133,220)
                                                    --------------         --------------      --------------        --------------
Net increase                                             3,276,224          $  75,670,149             256,460          $  4,851,609
                                                    ==============         ==============      ==============        ==============

------------------------------------------------------------------------------------------------------------------------------------
Class C:
Sold                                                       289,313          $   6,258,500              36,414          $    694,306
Dividends and distributions
reinvested                                                   3,239                 63,228                 172                 3,206
Issued in connection with the
acquisition of Oppenheimer
Value Stock Fund--Note 6                                   150,017              3,478,897                  --                    --
Redeemed                                                   (35,084)              (801,629)                (53)                 (990)
                                                    --------------         --------------      --------------        --------------
Net increase                                               407,485          $   8,998,996              36,533          $    696,522
                                                    ==============         ==============      ==============        ==============

------------------------------------------------------------------------------------------------------------------------------------
Class Y:
Sold                                                     4,130,366          $  85,062,741                  --          $         --
Redeemed                                                  (231,661)            (5,340,389)                 --                    --
                                                    --------------         --------------      --------------        --------------
Net increase                                             3,898,705          $  79,722,352                  --          $         --
                                                    ==============         ==============      ==============        ==============

1. For the ten months ended October 31, 1996 for Class A and Class B shares and for the period from May 1, 1996 (inception of offering) to October 31, 1996 for Class C shares. The Fund changed its fiscal year end from December 31 to October 31.
2. For the year ended October 31, 1997 for Class A, B and C shares and for the period from December 16, 1996 (inception of offering) to October 31, 1997 for Class Y shares.


                     22 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================
3. Unrealized Gains and Losses on Investments

At October 31, 1997, net unrealized appreciation on investments of $88,707,208 was composed of gross appreciation of $92,346,522, and gross depreciation of $3,639,314.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.625% of the first $300 million of average annual net assets, 0.50% of the next $100 million and 0.45% of average annual net assets in excess of $400 million. The Manager acts as the accounting agent for the Fund at an annual fee of $15,000 plus out-of-pocket costs and expenses reasonably incurred.

          For the year ended October 31, 1997, commissions (sales charges paid by investors) on sales of Class A shares totaled $885,737, of which $558,864 was retained by OppenheimerFunds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $835,875 and $55,818, respectively, of which $259,154 and $7,702, respectively, was paid to an affiliated broker/dealer. During the year ended October 31, 1997, OFDI received contingent deferred sales charges of $31,154 upon redemption of Class B shares as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

          OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and for other registered investment companies. OFS's total costs of providing such services are allocated ratably to these companies.

          The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended October 31, 1997, OFDI paid $398,124 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.


                     23 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Notes to Financial Statements  (Continued)
--------------------------------------------------------------------------------

================================================================================
4. Management Fees and Other Transactions with Affiliates (continued)

The Fund has adopted Distribution and Service Plans for Class B and Class C shares to compensate OFDI for its costs in distributing Class B and Class C shares and servicing accounts. Under the Plans, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year on Class B and Class C shares for its services rendered in distributing Class B and Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class B and Class C shares. Each fee is computed on the average annual net assets of Class B and Class C shares, determined as of the close of each regular business day. During the year ended October 31, 1997, OFDI paid $10,106 to an affiliated broker/dealer as compensation for Class B service and maintenance expenses and retained $255,139 and $37,067, respectively, as compensation for Class B and Class C sales commissions and service fee advances, as well as financing costs. If either Plan is terminated by the Fund, the Board of Directors may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of October 31, 1997, OFDI had incurred unreimbursed expenses of $1,907,692 for Class B and $111,000 for Class C.

================================================================================
5. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

          The Fund had no borrowings outstanding during the year ended October 31, 1997.

================================================================================
6. Acquisition of Oppenheimer Value Stock Fund

On July 25, 1997, the Fund acquired all the net assets of Oppenheimer Value Stock Fund, pursuant to an agreement and plan of reorganization approved by the Oppenheimer Value Stock Fund shareholders on July 21, 1997. The Fund issued 7,652,373, 2,351,076 and 150,017 shares of beneficial interest for Class A, Class B and Class C, respectively, valued at $178,988,994, $55,109,219, and $3,478,897, in exchange for the net assets, resulting in combined Class A net assets of $356,598,856, Class B net assets of $74,391,341 and Class C net assets of $8,707,171 on July 25, 1997. The net assets acquired included net unrealized appreciation of $79,130,574. The exchange qualified as a tax-free reorganization for federal income tax purposes.


                     24 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Independent Auditors' Report
--------------------------------------------------------------------------------

================================================================================
The Board of Directors and Shareholders of
Oppenheimer Disciplined Value Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Disciplined Value Fund as of October 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the ten months ended October 31, 1996, and the financial highlights for the year ended October 31, 1997 and the ten months ended October 31, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the four years ended December 31, 1995 were audited by other auditors whose report dated February 9, 1996 expressed an unqualified opinion on this information.

          We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997 by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Disciplined Value Fund as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for the year then ended and the ten months ended October 31, 1996, and the financial highlights for the year ended October 31, 1997 and the ten months ended October 31, 1996, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

Denver, Colorado
November 21, 1997


                     25 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Federal Income Tax Information  (Unaudited)
--------------------------------------------------------------------------------

================================================================================
In early 1998, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1997. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

          Distributions of $1.4834, $1.4487, $1.4495 and $1.4834 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 31, 1996, of which $1.1578 was designated as a "capital gain distribution" for federal income tax purposes. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets held for more than one year (long-term capital gains).

          Dividends paid by the Fund during the year ended October 31, 1997 which are not designated as capital gain distributions should be multiplied by 23.91% to arrive at the net amount eligible for the corporate dividend-received deduction.

          The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                     26 Oppenheimer Disciplined Value Fund

--------------------------------------------------------------------------------
Oppenheimer Disciplined Value Fund
--------------------------------------------------------------------------------

A Series of Oppenheimer Series Fund, Inc.


================================================================================
Officers and Directors  Leon Levy, Chairman of the Board of Directors
                        Donald W. Spiro, Vice Chairman of the Board of Directors Bridget A. Macaskill, Director and President
                        Robert G. Galli, Director
                        Benjamin Lipstein, Director
                        Elizabeth B. Moynihan, Director
                        Kenneth A. Randall, Director
                        Edward V. Regan, Director
                        Russell S. Reynolds, Jr., Director
                        Pauline Trigere, Director
                        Clayton K. Yeutter, Director
                        Peter M. Antos, Vice President
                        Robert C. Doll, Jr., Vice President
                        Stephen F. Libera, Vice President
                        Michael C. Strathearn, Vice President
                        Kenneth B. White, Vice President
                        Arthur J. Zimmer, Vice President
                        George C. Bowen, Treasurer
                        Robert J. Bishop, Assistant Treasurer
                        Scott T. Farrar, Assistant Treasurer
                        Andrew J. Donohue, Secretary
                        Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor      OppenheimerFunds, Inc.

================================================================================
Distributor             OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and            OppenheimerFunds Services
Shareholder
Servicing Agent

================================================================================
Custodian of            The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors    KPMG Peat Marwick LLP

================================================================================
Legal Counsel           Gordon Altman Butowsky Weitzen Shalov & Wein

                        This is a copy of a report to shareholders of Oppenheimer Disciplined Value Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Disciplined Value Fund. For material information concerning the Fund, see the Prospectus.

                        Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.


                     27 Oppenheimer Disciplined Value Fund

Internet
24-hr access to account information
---------------------------------------
www.oppenheimerfunds.com
---------------------------------------

General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET
---------------------------------------
1-800-525-7048
---------------------------------------

Account Transactions
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET
---------------------------------------
1-800-852-8457
---------------------------------------

PhoneLink
24-hr automated information
and automated transactions
---------------------------------------
1-800-533-3310
---------------------------------------

Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET
---------------------------------------
1-800-843-4461
---------------------------------------

OppenheimerFunds
Information Hotline

24 hours a day, timely and insightful messages on the economy and issues that affect your investments
---------------------------------------
1-800-835-3104
---------------------------------------

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.

[LOGO]  OppenheimerFunds(SM)
                   Distributor, Inc.

RA0375.001.1097  December 30, 1997